UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 9, 2008


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                            ------------------------
                 (State or other jurisdiction of incorporation)


          1-14244                                       84-1214736
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    (Commission File Number)                (I.R.S. Employer Identification No.)


    1111 EAST TAHQUITZ CANYON WAY, SUITE 110, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)

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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Environmental Service Professionals, Inc. (the "Company") appointed Gerry Berg as its Chief Financial Officer on October 9, 2008. The following paragraph summarizes Mr. Berg's background and qualifications:

         Mr. Berg has over 30 years of senior management experience working with private and public companies, including Let's Talk Health, Inc. as its Chief Financial Officer (from 2006 to 2008), Com-Guard, Inc. as its Chief Financial Officer (from 2001 to 2006), and Imaging Technologies Corporation as its Senior Vice President (from 1998 to 1999). His overall emphasis has been on finance and operations with responsibilities for manufacturing, inventory control, product procurement, quality control departments, managing shareholder relations, financial reviews, budgeting, contract analysis, legal services and banking relationships, including investment banking. He has also served on the Board of Directors for a number of public companies. Mr. Berg began his career as a Certified Public Accountant ("CPA") with the firm of Deloitte & Touche ("D&T"). He served as Audit Manager for the Buick Motor Division of General Motors Corporation as one of his primary assignments. During his tenure with D&T, his specific responsibilities, in addition to audit services, included providing client services related to venture capital opportunities, SEC public offerings, mergers and acquisitions, development of strategic business plans, cash management, cost and budget controls, and tax planning. Mr. Berg holds a Bachelors of Arts in Accounting from Walsh College where he graduated CUM LAUDE. Mr. Berg became a CPA in the State of Michigan in 1979 and in the State of California in 1984.

         In consideration for his services as the Chief Financial Officer of the Company, Mr. Berg will receive (i) cash compensation of $10,000 per month, (ii) a one-time grant, of 1,000,000 shares of the Company's common stock, of which 100,000 vest immediately, 500,000 vest on October 9, 2009 and 400,000 vest on October 9, 2010.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                                        (Registrant)

Date:  October 15, 2008


                           \s\  Edward Torres, Chief Executive Officer
                           -------------------------------------------
                           Edward Torres, Chief Executive Officer






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